SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	November 7, 2005
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

State or other	(Commission File No.)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

14142 Denver West Parkway, Suite 250
Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 278-8464

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition”.

On November 7, 2005, Canyon Resources Corporation, a Delaware corporation, issued a news release announcing its financial results for the three and nine months ended September 30, 2005. A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Canyon Resources Corporation news release PR05-22 dated November 7, 2005.
Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.
     The matters discussed in this report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, among others, feasibility studies for the Briggs and Reward projects and non-cyanide recovery test work, mineralized material estimates, potential residual production levels, future expenditures, cash requirement predictions, the ability to finance continuing operations and the potential reopening of the Briggs Mine. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the volatility of gold prices; the speculative nature of mineral exploration; uncertainty of estimates of mineralized material and gold deposits; compliance with environmental and government regulations; the potential un-availability of financing on acceptable terms or the inability to obtain additional financing through capital markets, joint ventures, or other arrangements in the future; the outcome of the McDonald and Kendall Mine litigation as well as other possible judicial proceedings; economic and market conditions; unanticipated grade, geological, metallurgical, processing or other problems; operational risks of mining, development and exploration and force majeure events; and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CANYON	RESOURCES CORPORATION

Date: November 7, 2005	By:	/s/ Richard T. Phillips

Richard T. Phillips
Chief Accounting Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit

99.1	Canyon Resources Corporation news release PR05-22 dated November 7, 2005

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